Exhibit 31
CERTIFICATION OF STEPHEN W. CARNES
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

CERTIFICATION

I, Stephen W. Carnes, certify that:

1.	I have reviewed this report on Form 10-KSB of Renovo Holdings;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Renovo Holdings as of, and for, the periods presented in this annual report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Renovo Holdings and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Renovo Holdings, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)
Evaluated the effectiveness of Renovo Holdings disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
Disclosed in this report any change in Renovo Holdings internal control over financial reporting that occurred during Renovo Holdings most recent fiscal quarter (the company's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Renovo Holdings internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Renovo Holdings auditors and of Renovo Holdings board of directors:

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Renovo Holdings ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Renovo Holdings internal control over financial reporting.

Date:	March 28, 2008

/s/ Stephen W. Carnes
Stephen W. Carnes
Chief Executive Officer and
Principal Accounting Officer